UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                    Regulation FD

As previously announced, Trinseo S.A. (the “Company”) will hold an Investor Day for investors and analysts beginning at 8:00 a.m. Eastern Time on Friday, November 11, 2016, at the St. Regis Hotel in New York City with presentations by Chris Pappas, President and Chief Executive Officer; Barry Niziolek, Executive Vice President and Chief Financial Officer, and other members of the Company’s executive management team. A copy of the presentation slides, which will be discussed during these presentations, is furnished as Exhibit 99.1 hereto.  Additionally, the Company’s product displays available at the Investor Day event are furnished as Exhibit 99.2 hereto.

Also as previously announced, the Investor Day presentations will be available via a live webcast.  A link to the live webcast is available on the Company’s investor relations website, which may be accessed by clicking on the “Investors” heading at the top of the Company’s homepage, www.trinseo.com. A replay of the webcast, along with the presentation slides, will be available on the investor relations website and will remain posted until November 11, 2017.

The information contained herein and in the accompanying exhibits shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Note on Forward-Looking Statements

This Current Report contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Current Report of involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this Current Report. Such risk factors include, among others: conditions in the global economy and capital markets, volatility in costs or disruption in the supply of the raw materials utilized for our products; loss of market share to other producers of styrene-based chemical products; compliance with environmental, health and safety laws; changes in laws and regulations applicable to our business; our inability to continue technological innovation and successful introduction of new products; liabilities or lawsuits related to contamination or the release of chemicals; and the loss of customers. Additional risks and uncertainties are set forth in the Company’s reports filed with the United States Securities and Exchange Commission, which are available at http://www.sec.gov/ as well as the Company’s website at http://www.trinseo.com. As a result of the foregoing considerations, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM  9.01.                              Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Investor Day Presentation
99.2	Investor Day Product Displays

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ Angelo N. Chaclas
	Name:	Angelo N. Chaclas
	Title:	Senior Vice President, Chief Legal Officer & Corporate Secretary

Date: November 10, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Day Presentation
99.2	Investor Day Product Displays